Oppenheimer Equity Fund

Supplement dated October 5, 2016 to the

Prospectus and Statement of Additional Information,

each dated March 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Equity Fund (the “Fund”), each dated March 28, 2016, and is in addition to any other supplement(s).

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. Laton Spahr, CFA, has been a portfolio manager and Vice President of the Fund since March 2013. Paul Larson has been a portfolio manager of the Fund since October 2016.

2.	The section titled “Portfolio Managers” on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. The Fund’s portfolio is managed by Laton Spahr, CFA, and Paul Larson, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Spahr has been a portfolio manager and Vice President of the Fund since March 2013 and Mr. Larson has been a portfolio manager of the Fund since October 2016.

Mr. Spahr has been a Senior Vice President of the Sub-Adviser since March 2013. Prior to joining the Sub-Adviser, he was a senior portfolio manager from 2003 to 2013 and an equity analyst from 2001 to 2002 for Columbia Management Investment Advisers, LLC. Mr. Spahr is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar’s moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.	The SAI is amended to reflect that Michael Kotlarz will no longer serve as a Vice President and portfolio manager of the Fund. All references to Michael Kotlarz within the SAI are hereby removed.

2.	The paragraphs titled “Portfolio Managers” and “Other Accounts Managed” on page 38 of the SAI are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Laton Spahr and Paul Larson (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of September 30, 2016. No portfolio or account has an advisory fee based on performance:

3.	The “Other Accounts Managed” table on page 38 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Paul Larson	9	$16.68[1]	0	$0	2	$542.51
Laton Spahr	5	$2.13[1]	0	$0	1	$199.75
1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4.	The following is added to the table titled “Ownership of Fund Shares” on page 39 of the SAI:
Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Paul Larson*	None

* As of September 30, 2016

October 5, 2016	PS0420.047